SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)  February 16, 2000

                    THE FIRST AMERICAN FINANCIAL CORPORATION
             (Exact Name of the Registrant as Specified in Charter)

California                             0-3658                   95-1068610
(State or Other Jurisdiction        (Commission               (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1 First American Way, Santa Ana, California                            92707
(Address of Principal Executive Offices)                             (Zip Code)

Registrants telephone number, including area code  (714) 558-3211

                                Not Applicable.
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.    Other Events.

           See the attached Exhibit.

Item 7.    Exhibits.

99 Press Release of The First American Financial Corporation dated February 16, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE FIRST AMERICAN FINANCIAL CORPORATION



Date: February 17, 2000                 By:/s/ Thomas A. Klemens
                                           -------------------------------------
                                           Name:  Thomas A. Klemens
                                           Title: Executive Vice President and
                                                  Chief Financial Officer